UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-4670

DWS Global/International Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/08

ITEM 1.           REPORT TO STOCKHOLDERS

  OCTOBER 31, 2008

Annual Report to Shareholders

DWS Global Bond Fund

Contents

4 Performance Summary

9 Information About Your Fund's Expenses

11 Portfolio Management Review

19 Portfolio Summary

21 Investment Portfolio

26 Financial Statements

30 Financial Highlights

34 Notes to Financial Statements

43 Report of Independent Registered Public Accounting Firm

44 Tax Information

45 Investment Management Agreement Approval

50 Summary of Management Fee Evaluation by Independent Fee Consultant

55 Directors and Officers

59 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. Bond investments are subject to interest rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. Investments in securities of foreign issuers, including issuers of emerging markets, present greater risks than investments in domestic securities, including currency fluctuations and changes in political/economic conditions. Foreign security markets, especially emerging markets, generally exhibit greater price volatility and are less liquid than the US market. Additionally, derivatives may be more volatile and less liquid than traditional securities, and the fund could suffer losses on its derivative positions. Moreover, this fund is "nondiversified" and can take larger positions in fewer issuers, increasing its overall risk potential. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary October 31, 2008

Classes A, B and C

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 4.5%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no front-end sales charge but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 1, 2008 are 1.49%, 2.27% and 2.24% for Class A, Class B and Class C shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended October 31, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares for the period prior to their inception on June 18, 2001 are derived from the historical performance of Class S shares of DWS Global Bond Fund during such period and have been adjusted to reflect the higher total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 10/31/08
DWS Global Bond Fund	1-Year	3-Year	5-Year	10-Year
Class A	-.07%	3.48%	3.60%	4.17%
Class B	-.72%	2.69%	2.76%	3.34%
Class C	-.82%	2.70%	2.75%	3.35%
Citigroup World Government Bond Index+	2.08%	5.50%	5.01%	4.85%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 10/31/08	$ 9.72	$ 9.72	$ 9.72
10/31/07	$ 9.97	$ 9.97	$ 9.97
Distribution Information: Twelve Months as of 10/31/08: Income Dividends	$ .25	$ .17	$ .17
October Income Dividend	$ .0209	$ .0147	$ .0147
SEC 30-day Yield as of 10/31/08++	2.11%	1.44%	1.45%
Current Annualized Distribution Rate as of 10/31/08++	2.58%	1.81%	1.81%
++ The SEC yield is net investment income per share earned over the month ended October 31, 2008, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yields would have been 1.37% and 1.42% for Class B and C shares, respectively, had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 2008. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rates would have been 1.74% and 1.78% for Class B and C shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.
Class A Lipper Rankings — Global Income Funds Category as of 10/31/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	15	of	111	14
3-Year	12	of	97	13
5-Year	21	of	87	24

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Global Bond Fund — Class A [] Citigroup World Government Bond Index+

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

Comparative Results (Adjusted for Maximum Sales Charge) as of 10/31/08
DWS Global Bond Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,543	$10,583	$11,397	$14,368
	Average annual total return	-4.57%	1.91%	2.65%	3.69%
Class B	Growth of $10,000	$9,635	$10,635	$11,362	$13,888
	Average annual total return	-3.65%	2.07%	2.59%	3.34%
Class C	Growth of $10,000	$9,918	$10,832	$11,452	$13,899
	Average annual total return	-.82%	2.70%	2.75%	3.35%
Citigroup World Government Bond Index+	Growth of $10,000	$10,208	$11,742	$12,772	$16,062
	Average annual total return	2.08%	5.50%	5.01%	4.85%

The growth of $10,000 is cumulative.

+ The unmanaged Citigroup World Government Bond Index consists of worldwide fixed-rate government bonds with remaining maturities greater than one year. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances (Please refer to the Fund's Statement of Additional Information).

All performance shown is historical, assumes reinvestments of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 1, 2008 is 1.22% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended October 31, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 10/31/08
DWS Global Bond Fund	1-Year	3-Year	5-Year	10-Year
Class S	.17%	3.76%	3.84%	4.43%
Citigroup World Government Bond Index+	2.08%	5.50%	5.01%	4.85%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
Class S
Net Asset Value: 10/31/08	$ 9.71
10/31/07	$ 9.96
Distribution Information: Twelve Months as of 10/31/08: Income Dividends	$ .28
October Income Dividend	$ .0230
SEC 30-day Yield as of 10/31/08++	2.46%
Current Annualized Distribution Rate as of 10/31/08++	2.84%
++ The SEC yield is net investment income per share earned over the month ended October 31, 2008, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 2008. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields and distribution rates are historical, not guaranteed and will fluctuate.
Class S Lipper Rankings — Global Income Funds Category as of 10/31/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	14	of	111	13
3-Year	10	of	97	11
5-Year	18	of	87	21
10-Year	22	of	54	40

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Global Bond Fund — Class S [] Citigroup World Government Bond Index+

Yearly periods ended October 31
Comparative Results as of 10/31/08
DWS Global Bond Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$10,017	$11,170	$12,075	$15,430
	Average annual total return	.17%	3.76%	3.84%	4.43%
Citigroup World Government Bond Index+	Growth of $10,000	$10,208	$11,742	$12,772	$16,062
	Average annual total return	2.08%	5.50%	5.01%	4.85%

The growth of $10,000 is cumulative.

+ The unmanaged Citigroup World Government Bond Index consists of worldwide fixed-rate government bonds with remaining maturities greater than one year. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2008 to October 31, 2008).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2008
Actual Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 5/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/08	$ 952.80	$ 949.20	$ 949.20	$ 953.90
Expenses Paid per $1,000*	$ 6.23	$ 9.90	$ 9.90	$ 5.01
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 5/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/08	$ 1,018.75	$ 1,014.98	$ 1,014.98	$ 1,020.01
Expenses Paid per $1,000*	$ 6.44	$ 10.23	$ 10.23	$ 5.18
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class B	Class C	Class S
DWS Global Bond Fund	1.27%	2.02%	2.02%	1.02%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Global Bond Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Global Bond Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Aberdeen Asset Management Investment Services Limited ("AAMISL"), a US registered investment advisor, served as the fund's subadvisor. AAMISL provides a full range of international investment advisory services to institutional and retail clients.

AAMISL is a direct, wholly owned subsidiary of Aberdeen Asset Management PLC, the parent company of an asset management group formed in 1983. AAMISL is located at One Bow Churchyard, London EC4M 9HH, United Kingdom. Effective December 1, 2008, AAMISL is no longer the subadvisor to the fund.

Portfolio Management Team

The following portfolio managers were responsible for the day-to-day management of the fund's investment portfolio for the period covered by this report:

Brett Diment

Head of Emerging Markets and Co-Manager of the fund.

• Joined Aberdeen Asset Management in 2005 and the fund in 2002.

• Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management 1991. Head of Emerging Markets.

• BSc from London School of Economics.

Annette Fraser

Client Portfolio Manager and Co-Manager of the fund.

• Joined Aberdeen Asset Management in 2005 and the fund in 2002.

• Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1990.

• Portfolio Manager in the fixed income team for 10 years specializing in the global fixed income product.

• MA from St. Andrews University.

Anthony Fletcher

Client Portfolio Manager and Co-Manager of the fund.

• Joined Aberdeen Asset Management in 2005 and the fund in 2002.

• Formerly, Director of Deutsche Asset Management; joined Deutsche Asset Management in 1996 as a portfolio manager covering global and UK fixed income products.

• Over 20 years investment industry experience, including serving as the Head of global fixed income at the Saudi American Bank and as a fund manager for the Industrial Bank of Japan.

• BSc Geology from University of London.

Nik Hart

Head of European Investment Grade and Co-Manager of the fund.

• Joined Aberdeen Asset Management in 2005 and the fund in 2002.

• Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1992.

• Head of European Investment Grade, analyst specializing in investing credit and managing sterling portfolios.

Matthew Cobon

Head of Currency and Co-Manager of the fund.

• Joined Aberdeen Asset Management and the fund in 2005.

• Formerly, Director of Deutsche Asset Management; joined Deutsche Asset Management in 2001 as a member of the fixed income currency desk.

• Previously had five years of experience at Citibank advising global fixed income and currency fund managers on the active management of their currency exposure.

• BA from Warwick University.

Effective December 1, 2008, the following portfolio managers are responsible for the day-to-day management of the fund's investment portfolio:

Kenneth R. Bowling, CFA, Managing Director

Head of Institutional Fixed Income Investments, Americas: Louisville.

• Joined Deutsche Asset Management in 2007 after 14 years of experience at INVESCO where he was most recently director of US fixed Income.

• BS and MEng from University of Louisville.

Jamie Guenther, CFA, Managing Director

Head of Institutional Credit: Louisville.

• Joined Deutsche Asset Management in 2007 after 25 years of experience, most recently as head of Credit Research and CDO/CSO Credit for INVESCO. Prior to that he was head of financial institution investment research at Duff & Phelps Investment Research. Before that he was a global security analyst for Alexander & Alexander. He began his career in 1982 at Touche Ross Financial Consulting.

• BBA from Western Michigan University.

John Brennan, Director

Portfolio and Sector Manager for Institutional Fixed Income: Louisville.

• Joined Deutsche Asset Management in March 2007 after 14 years of experience at INVESCO and Freddie Mac. Prior to joining was head of Structured Securities sector team for INVESCO and before that was senior fixed income portfolio manager at Freddie Mac specializing in MBS, CMBS, collateralized mortgage obligations, ARMS, mortgage derivatives, US Treasuries and agency debt.

• BS from University of Maryland; MBA from William & Mary.

Bruce Harley, CFA, CEBS, Director

Portfolio and Sector Manager for Institutional Fixed Income: Louisville.

• Joined Deutsche Asset Management in March 2007 after 18 years of experience at INVESCO where he was head of Governments and Derivatives, responsible for positioning for US duration and term structure; Government and futures trading.

• BS in Economics from University of Louisville.

J. Richard Robben, CFA, Vice President

Portfolio Manager for Institutional Fixed Income: Louisville.

• Joined Deutsche Asset Management in March 2007 after 11 years of experience at INVESCO Institutional, most recently as senior portfolio manager for LIBOR-related strategies and head of portfolio construction group for North American Fixed Income.

• BA from Bellarmine University.

David Vignolo, CFA, Vice President

Portfolio and Sector Manager for Institutional Fixed Income: Louisville.

• Joined Deutsche Asset Management in March 2007 after 20 years of experience that included head of corporate bond trading and portfolio manager for INVESCO and Conning Asset Management Co., and corporate bond trader and portfolio manager for ANB Investment Management Co.

• BS from Indiana University; MBA from Case Western Reserve University.

J. Kevin Horsley, CFA, CPA, Director

Credit Analyst for Institutional Fixed Income: Louisville.

• Joined Deutsche Asset Management in March 2007 after 13 years of experience, of which 11 were at INVESCO as senior analyst for a variety of credit sectors. He also has experience in the structured securities market (asset-backed and commercial mortgage-backed securities), and in research coverage of foreign exchange markets, corporate finance, market planning in the telecom sector, and in public accounting.

• BA from Transylvania University; MBA from Owen Graduate School of Management, Vanderbilt University.

Stephen Willer, CFA, Vice President

Portfolio manager for Institutional Fixed Income: Louisville.

• Joined Deutsche Asset Management in March 2007 after 13 years of experience, 11 of which were at AMVESCAP, INVESCO Institutional, where he was CDO portfolio manager responsible for structuring, pricing and managing corporate credit CSOs, developing CDS based trading strategies and vehicles, and Alpha decisions for CDS index trading. He started his career as a financial analyst at Providian Capital Management.

• BS in Finance/Economics from the University of Richmond.

In the following interview, the portfolio management team discusses DWS Global Bond Fund's strategy and the market environment during the 12-month period ended October 31, 2008.

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Q: How did the global bond markets perform during the annual reporting period?

A: Rapid swings in stock prices garnered the most attention during the past 12 months, but the bond market also had its share of volatility. The cause of this volatility was ongoing fallout from the housing and credit crises, which led to the outright failure or forced mergers of numerous financial institutions in both the United States and Europe. The resulting credit crunch led to a rapid slowdown in global economic growth in the final two months of the period. During this time, the housing market continued to slide in both the United States and the United Kingdom, while consumer confidence and the employment picture weakened in all major economies. European manufacturing and services data slipped further into contractionary territory, and tighter credit conditions exacerbated the situation with no loans available for struggling companies. Japan experienced its first seasonally adjusted trade deficit in 28 years, as exports to the United States fell for the 12th consecutive month and exports to Europe almost disappeared. While a slowdown in the United States was widely anticipated by investors, this rapid downturn in international growth trends proved surprising for those who anticipated that the overseas economies would weather the US recession with few ill effects.

In this environment, investors' risk appetites evaporated and liquidity all but disappeared. This led to a frantic "flight to quality" into the safe haven of US Treasuries and underperformance for virtually all other segments of the bond market. Lower-quality issues — most notably corporate bonds with the lowest credit ratings — underperformed the broader bond market by a wide margin.1 The situation was largely the same overseas, where the best performance was generated by the government bond markets of developed economies. Emerging-markets bonds lagged, as would be expected at a time of heightened risk aversion, but the asset class held up much better than it did during the crisis periods of the 1990s and earlier this decade.

Q: How did the fund perform?

A: The total return of the fund's Class A shares during the 12 months ended October 31, 2008, was -0.07%. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 8 for the performance of other share classes and more complete performance information.) The fund's return trailed the 2.08% return of its benchmark, the Citigroup World Government Bond Index, but it outpaced the -9.26% average return of the funds in its Lipper peer group, Global Income Funds.2,3

1 Credit quality (credit rating) is a measure of a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations such as AAA, AA and so forth. The lower the rating, the higher the probability of default.
2 The Citigroup World Government Bond Index is an unmanaged index of worldwide fixed-rate government bonds with remaining maturities greater than one year. Index returns, unlike funds returns, do not include fees or expenses. It is not possible to invest directly into an index.
3 The Lipper Global Income Funds category: Funds that invest primarily in US dollar and non-US dollar debt securities of issuers located in at least three countries, one which may be the United States. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.

Q: What elements of the fund's positioning had the most important impact on performance?

A: The primary reason for the fund's underperformance is the fact that its benchmark is invested entirely in government bonds issued by the world's developed nations. Since this was the best-performing asset class in fixed income during the past year, having a percentage of assets in any other area of the market proved detrimental to relative performance. This helps account not just for the fund's underperformance, but also the large gap between the returns of the benchmark and the Lipper peer group.

With this as background, two aspects of the fund's positioning stand out as sources of underperformance. First, we held an off-benchmark position in emerging-markets bonds throughout the entire year. While this helped performance in the first half of the year, it weighed heavily on the fund's return amid the "flight to quality" in September and October. We tend to favor the higher-quality credits in the asset class, and invest in hard currency (dollar-denominated) debt rather than bonds issued in local currencies. While this approach would typically be considered conservative, it did not protect the fund given the broad, indiscriminate nature of the sell-off in emerging-markets bonds.

Second, we sought to take advantage of soaring yield spreads for investment-grade corporate bonds by establishing a position in this asset class during the latter part of the year.4 Unfortunately, the heightened risk aversion that characterized the final weeks of the period caused spreads to rise to even higher levels. As a result, the fund's weighting in corporates proved to be a negative for its short-term performance. Longer term, however, we believe this position will likely add value as the credit crunch inevitably subsides and yield spreads revert closer to their historical levels.

Similarly, we used the market volatility of the past few months to add to an asset class where the fund has typically only held a small weighting — bonds issued by "supranationals" such as the European Investment Bank and KfW Bankengruppe, a German quasi-governmental entity. While this decision has not yet paid off for the fund, we believe the value in this asset class has fallen to a very attractive level.

4 The yield spread is the difference between the yield of a given fixed-income asset class and the yield on Treasuries. A large spread indicates that investors require yields substantially above those of Treasuries in order to invest in high-yield bonds. This is generally indicative of a higher-risk environment. A smaller spread generally indicates a more positive environment, since investors are less concerned about risk and therefore willing to accept lower yields.

Q: In what areas did your positioning help performance?

A: The largest benefit came from our positioning with regard to interest rate risk. We maintained a neutral to long duration throughout most of the year, which reflected our view that global economic growth would slow.5 This approach enabled the fund to benefit from the decline in global government bond yields.

We also added significant value by positioning the fund for steeper yield curves worldwide. A "steepening yield curve" simply refers to the outperformance of short-term bonds relative to their longer-term counterparts, a trend that usually occurs when central banks are cutting interest rates. Believing this would be the case, we established an overweight in the 5-10 year maturity range and a corresponding underweight in bonds with maturities of 10-15 years.6 Given the outperformance of the former, this positioning proved helpful to performance.

Our country selection also made a positive contribution to the fund's return. The fund was overweight in Europe relative to Japan, which was the correct decision given that European government bonds outperformed due to the region's higher level of exposure to the housing and credit crises.7 Within Europe, we added value by emphasizing Germany, France and the Netherlands over peripheral markets such as Ireland, Spain, Greece, Portugal and Italy.

5 Duration — a measure of bond price volatility. Duration can be defined as the approximate percentage change in price for a 100 basis point (one single percentage point) change in market interest rate levels. A duration of 5, for example, means that the price of a bond should rise by approximately 5% for a one-percentage-point drop in interest rates, and fall by 5% for a one-percentage-point rise in interest rates.
6 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.
7 Slower growth, a result of the crises, is typically a positive for government bond prices.

Q: How did the fund's currency positioning impact performance?

A: Following several years in which currencies detracted from performance, we are pleased to report that the fund's positioning in this area was a net positive during the past 12 months. Previously, underperformance in currencies stemmed from being too early to position the fund for two developments: first, a decline in commodity-related currencies, and second, an end to the global "carry trade" (where investors borrow in a low-yielding currency to invest in one with a higher yield). Our expectations finally came to fruition in the latter part of the year, when the sharp decline in commodity prices led to a downturn in the currencies of commodity-producing currencies. In addition, an unwinding of the carry trade sparked a rally in two currencies in which the fund was overweight: the Japanese yen and Swiss franc. Also aiding performance was an underweight in the British pound, one of the worst-performing major currencies during the past year.

Q: On December 1, 2008, Deutsche Asset Management assumed all day-to-day advisory responsibilities for the fund that were previously delegated to the subadvisor. What is the view of the new team on the outlook for global bond markets?

A: We hold a generally positive view on the global bond markets. While we believe the decline in bond yields has likely played itself out in the United States, rapidly slowing growth in Europe and the United Kingdom has increased the possibility of further interest cuts in these regions — creating opportunities in shorter-term bonds. In the emerging markets, the recent sell-off obscures the fact that the economic fundamentals remain more robust today than at any time in history. And, as noted previously, rising yield spreads have produced values in both investment-grade corporates and bonds issued by government supranationals. In combination, we believe these factors create a favorable backdrop for the global fixed-income markets.

At a time when the movements of bond prices remain closely tied to investors' ever-shifting appetite for risk, specific news events are leading to historically high levels of day-to-day volatility. While this can be unnerving to individual investors in the short term, it also provides long-term opportunities for those willing to capitalize when markets "overshoot" on both the upside and the downside.

Portfolio Summary

Geographical Exposure (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	10/31/08	10/31/07

Japan	27%	26%
US	17%	8%
Germany	16%	21%
Netherlands	8%	7%
Italy	6%	2%
France	5%	5%
United Kingdom	5%	5%
Belgium	3%	—
Sweden	3%	3%
Canada	2%	1%
Austria	2%	6%
Other	6%	16%
	100%	100%
Asset Allocation (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	10/31/08	10/31/07

Sovereign Bonds	74%	76%
US Treasury Obligations	14%	6%
Financials	9%	12%
US Government Sponsored Agencies	2%	—
Commercial and Non-Agency Mortgage-Backed Securities	1%	—
Time Deposits	—	5%
Energy	—	1%
	100%	100%

Geographical exposure and asset allocation are subject to change.

Currency Exposure* (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	10/31/08	10/31/07

United States Dollar	61%	57%
Japanese Yen	17%	17%
Euro	16%	14%
British Pound	2%	—
Australian Dollar	1%	—
Norwegian Krone	1%	—
Swiss Franc	—	8%
Yuan Renminbi	—	2%
Malaysian Ringgit	—	2%
Other	2%	—
	100%	100%
* Currency exposure after taking into account the effects of forward contracts.

Currency exposure is subject to change.

For more complete details about the fund's investment portfolio, see page 21. A quarterly Fact Sheet is available upon request. A complete list of the fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of October 31, 2008

	Principal Amount	Value ($)

Foreign Denominated Debt Obligations 72.6%
British Pound 4.1%
European Investment Bank, 4.875%, 9/7/2016	750,000	1,205,607
United Kingdom:
4.0%, 9/7/2016	315,000	494,991
4.25%, 6/7/2032	860,000	1,268,681
4.25%, 3/7/2036	927,500	1,398,932
5.0%, 9/7/2014	440,000	742,033
5.0%, 3/7/2025	565,000	918,585
(Cost $7,451,555)		6,028,829
Canadian Dollar 1.7%
Government of Canada:
5.0%, 6/1/2014	1,990,000	1,815,122
Series WL43, 5.75%, 6/1/2029	590,000	577,566
(Cost $2,442,115)		2,392,688
Euro 35.2%
Aviva PLC, 5.7%, 9/29/2049	450,000	320,211
BA Credit Card Trust, Series 03A5, 4.15%, 4/19/2010	900,000	1,094,728
Barclays Bank PLC, Series 169, 4.25%, 10/27/2011	450,000	576,386
Buoni Poliennali Del Tesoro:
4.0%, 4/15/2012	1,160,000	1,475,993
4.0%, 2/1/2017	1,100,000	1,318,403
5.25%, 8/1/2017	1,060,000	1,386,257
5.75%, 2/1/2033	1,630,000	2,160,034
6.0%, 5/1/2031	450,000	611,780
6.5%, 11/1/2027	460,000	659,386
Federal Republic of Germany:
Series 05, 3.25%, 7/4/2015	2,280,000	2,849,248
Series 148, 3.5%, 4/8/2011	2,470,000	3,203,387
Series 149, 3.5%, 10/14/2011	450,000	582,919
Series 152, 3.5%, 4/12/2013	2,690,000	3,469,955
Series 03, 4.75%, 7/4/2034	3,080,000	4,046,168
Government of France:
3.5%, 4/25/2015	2,500,000	3,122,423
4.25%, 10/25/2023	3,480,000	4,254,023
Government of Netherlands:
4.5%, 7/15/2017	3,570,000	4,588,272
5.0%, 7/15/2011	3,670,000	4,893,514
Kingdom of Belgium, Series 50, 4.0%, 3/28/2013	3,190,000	4,105,170
PACCAR Financial Europe BV, 5.125%, 5/19/2011	250,000	314,071
Portugal Obrigacoes do Tesouro, 4.35%, 10/16/2017	440,000	544,914
Republic of Austria, 144A, 4.0%, 9/15/2016	1,740,000	2,158,947
Republic of Greece:
4.3%, 7/20/2017	715,000	842,317
4.5%, 9/20/2037	485,000	511,036
Royal Bank of Scotland Group PLC, 5.25%, 5/15/2013	700,000	852,893
Santander International Debt SA, 5.625%, 2/14/2012	450,000	571,276
St. George Bank Ltd., 6.5%, 6/24/2013	450,000	588,742
Standard Chartered PLC, 4.875%, 3/11/2011	400,000	502,406
(Cost $59,198,984)		51,604,859
Japanese Yen 28.7%
Government of Japan:
Series 235, 1.4%, 12/20/2011	1,141,000,000	11,832,869
Series 256, 1.4%, 12/20/2013	642,000,000	6,678,853
Series 289, 1.5%, 12/20/2017	847,000,000	8,697,824
Series 64, 1.9%, 9/20/2023	55,000,000	557,144
Series 73, 2.0%, 12/20/2024	83,000,000	841,597
Series 13, 2.0%, 12/20/2033	350,000,000	3,371,163
Series 74, 2.1%, 12/20/2024	437,000,000	4,491,895
Kreditanstalt Fur Wiederaufbau, 0.75%, 3/22/2011	546,000,000	5,553,603
(Cost $36,951,960)		42,024,948
Mexican Peso 0.3%
Mexican Bonds:
Series M-10, 7.25%, 12/15/2016	1,300,000	92,422
Series M-20, 10.0%, 12/5/2024	1,300,000	111,497
Series M-30, 10.0%, 11/20/2036	2,780,000	244,666
(Cost $553,298)		448,585
Norwegian Krone 0.1%
Government of Norway, 5.5%, 5/15/2009 (Cost $146,788)	850,000	126,497
Swedish Krona 2.5%
Government of Sweden:
Series 1043, 5.0%, 1/28/2009	22,100,000	2,857,906
Series 1046, 5.5%, 10/8/2012	6,000,000	843,711
(Cost $4,220,541)		3,701,617
Total Foreign Denominated Debt Obligations (Cost $110,965,241)		106,328,023

US Dollar Denominated Debt Obligations 20.1%
United States Dollar
Dominican Republic, REG S, 9.04%, 1/23/2018 (PIK)	437,191	229,525
Federal Home Loan Mortgage Corp., 4.75%, 11/17/2015	1,500,000	1,495,650
Federal National Mortgage Association, 6.125%, 3/15/2012	1,500,000	1,621,734
Gaz Capital, REG S, 6.51%, 3/7/2022	530,000	286,200
Government National Mortgage Association, 7.0%, with various maturities from 1/15/2009 until 2/15/2029	124,973	129,178
Government of Ukraine, REG S, 6.75%, 11/14/2017	590,000	240,859
JPMorgan Mortgage Trust, "1A1", Series 2008-R2, 144A, 5.77%*, 7/27/2037	1,260,000	1,008,000
KazMunaiGaz Finance Sub BV, Series 1, REG S, 8.375%, 7/2/2013	170,000	105,400
Kreditanstalt fuer Wiederaufbau, 3.75%, 6/27/2011	1,400,000	1,442,556
Majapahit Holding BV, REG S, 7.75%, 10/17/2016	350,000	210,305
Mexican Bonds:
Series A, 6.05%, 1/11/2040	140,000	106,288
8.3%, 8/15/2031	110,000	113,300
Pemex Project Funding Master Trust, REG S, 6.625%, 6/15/2038	140,000	104,300
Petroleos de Venezuela SA, 5.25%, 4/12/2017	420,000	159,600
Republic of Argentina:
3.127%*, 8/3/2012 (PIK)	245,000	87,536
Series X, 7.0%, 4/17/2017	370,000	84,093
Republic of Colombia, 7.375%, 9/18/2037	390,000	319,800
Republic of Ecuador, REG S, 9.375%, 12/15/2015	260,000	88,400
Republic of El Salvador:
REG S, 7.65%, 6/15/2035	260,000	143,000
REG S, 8.25%, 4/10/2032	20,000	13,000
Republic of Indonesia:
REG S, 6.625%, 2/17/2037	1,380,000	634,800
REG S, 8.5%, 10/12/2035	130,000	82,848
Republic of Panama, 6.7%, 1/26/2036	120,000	93,600
Republic of Peru:
6.55%, 3/14/2037	630,000	434,700
7.35%, 7/21/2025	770,000	650,650
Republic of Philippines:
8.0%, 1/15/2016	590,000	548,700
8.25%, 1/15/2014	290,000	284,200
Republic of Venezuela:
5.75%, 2/26/2016	290,000	133,400
REG S, 9.0%, 5/7/2023	90,000	40,500
10.75%, 9/19/2013	356,000	242,080
RSHB Capital SA (Russian Agricultural Bank), REG S, 7.75%, 5/29/2018	100,000	51,356
US Treasury Bonds:
6.0%, 2/15/2026	1,750,000	1,994,864
6.125%, 8/15/2029	1,280,000	1,511,100
6.875%, 8/15/2025	1,000,000	1,245,547
US Treasury Notes:
4.0%, 2/15/2014 (a)	4,720,000	4,995,827
4.0%, 2/15/2015	750,000	783,750
4.25%, 11/15/2014	1,130,000	1,211,837
4.625%, 12/31/2011	740,000	801,570
5.0%, 8/15/2011 (a)	5,170,000	5,652,676
Total US Dollar Denominated Debt Obligations (Cost $32,878,876)		29,382,729
	Shares	Value ($)

Securities Lending Collateral 7.5%
Daily Assets Fund Institutional, 2.63% (b) (c) (Cost $10,965,825)	10,965,825	10,965,825

Cash Equivalents 5.7%
Cash Management QP Trust, 2.30% (b) (Cost $8,393,020)	8,393,020	8,393,020
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $163,202,962)+	105.9	155,069,597
Other Assets and Liabilities, Net	(5.9)	(8,574,324)
Net Assets	100.0	146,495,273
* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of October 31, 2008.
+ The cost for federal income tax purposes was $163,615,561. At October 31, 2008, net unrealized depreciation for all securities based on tax cost was $8,545,964. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $5,304,229 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $13,850,193.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at October 31, 2008 amounted to $10,648,493, which is 7.3% of net assets.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Represents collateral held in connection with securities lending. Income earned by the fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

PIK: Denotes that all or a portion of the income is paid in kind.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, US persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

As of October 31, 2008, the Fund had entered into the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)
AUD	854,000	USD	601,111	1/23/2009	37,688
CAD	2,636,000	USD	2,220,575	11/10/2008	33,809
EUR	181,000	USD	248,010	1/23/2009	17,789
EUR	22,695,000	USD	31,017,257	1/23/2009	2,150,631
GBP	906,000	USD	1,458,001	11/10/2008	838
GBP	1,397,000	USD	2,407,450	1/23/2009	168,768
USD	371,986	JPY	37,300,000	11/10/2008	6,791
JPY	43,300,000	USD	442,365	11/10/2008	2,659
RUB	6,069,000	USD	229,904	11/10/2008	8,328
SEK	26,538,000	USD	3,743,916	1/23/2009	329,217
Total unrealized appreciation					2,756,518
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)
USD	146,205	AUD	202,000	11/10/2008	(12,101)
USD	2,146,378	AUD	3,100,000	11/10/2008	(88,344)
JPY	3,142,700	AUD	55,000	11/10/2008	(108)
USD	375,684	CHF	423,000	1/23/2009	(10,372)
USD	1,616,448	EUR	1,205,000	11/10/2008	(81,210)
JPY	41,010,000	USD	408,349	11/10/2008	(8,102)
AUD	271,935	JPY	18,212,026	11/10/2008	(2,243)
JPY	31,110,000	USD	298,649	12/30/2008	(18,111)
JPY	1,793,333,000	USD	17,962,969	1/23/2009	(314,566)
USD	599,330	EUR	440,000	11/10/2008	(38,528)
USD	1,402,405	NOK	8,606,000	1/23/2009	(132,091)
USD	531,987	PLN	1,328,000	1/23/2009	(54,461)
USD	234,505	RUB	6,069,000	11/10/2009	(12,929)
Total unrealized depreciation					(773,166)
Currency Abbreviations
AUD Australian Dollar CAD Canadian Dollar CHF Swiss Franc EUR Euro GBP British Pound JPY Japanese Yen NOK Norwegian Krone PLN Polish Zloty RUB Russian Ruble SEK Swedish Krona USD United States Dollar

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2008
Assets
Investments: Investments in securities, at value (cost $143,844,117) — including $10,648,493 of securities loaned	$ 135,710,752
Investment in Daily Assets Fund Institutional (cost $10,965,825)*	10,965,825
Investment in Cash Management QP Trust (cost $8,393,020)	8,393,020
Total investments, at value (cost $163,202,962)	155,069,597
Cash	632
Foreign currency, at value (cost $857,177)	886,415
Receivable for investments sold	1,458,495
Interest receivable	1,591,542
Receivable for Fund shares sold	74,301
Unrealized appreciation on forward foreign currency exchange contracts	2,756,518
Foreign taxes recoverable	1,983
Other assets	29,793
Total assets	161,869,276
Liabilities
Payable for investments purchased	2,672,121
Payable upon return of securities loaned	10,965,825
Payable for Fund shares redeemed	467,647
Unrealized depreciation on forward foreign currency exchange contracts	773,166
Net payable on closed forward currency exchange contracts	190,464
Accrued management fee	79,927
Other accrued expenses and payables	224,853
Total liabilities	15,374,003
Net assets, at value	$ 146,495,273
Net Assets Consist of:
Undistributed net investment income	7,809,456
Net unrealized appreciation (depreciation) on: Investments	(8,133,365)
Foreign currency	1,887,799
Accumulated net realized gain (loss)	(412,609)
Paid-in capital	145,343,992
Net assets, at value	$ 146,495,273
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2008 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share(a) ($31,831,805 ÷ 3,275,504 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 9.72
Maximum offering price per share (100 ÷ 95.50 of $9.72)	$ 10.18

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($2,897,942 ÷ 297,989 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)
$ 9.72

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($6,330,122 ÷ 651,346 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)
$ 9.72
Class S Net Asset Value, offering and redemption price(a) per share ($105,435,404 ÷ 10,858,594 shares of capital stock outstanding, $.01 par value, 309,154,575 shares authorized)	$ 9.71
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended October 31, 2008
Investment Income
Income: Interest (net of foreign taxes withheld of $8,614)	$ 4,840,733
Interest — Cash Management QP Trust	91,952
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	71,860
Total Income	5,004,545
Expenses: Management fee	869,114
Administration fee	141,319
Distribution and service fees	172,224
Services to shareholders	278,226
Custodian fee	72,551
Directors' fees and expenses	6,981
Reports to shareholders	91,341
Professional fees	117,305
Registration fees	47,970
Other	32,441
Total expenses before expense reductions	1,829,472
Expense reductions	(213,954)
Total expenses after expense reductions	1,615,518
Net investment income	3,389,027
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	6,282,093
Foreign currency	1,779,391
8,061,484
Change in net unrealized appreciation (depreciation) on: Investments	(14,588,732)
Foreign currency	2,477,611
(12,111,121)
Net gain (loss)	(4,049,637)
Net increase (decrease) in net assets resulting from operations	$ (660,610)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended October 31,
	2008	2007
Operations: Net investment income	$ 3,389,027	$ 3,230,074
Net realized gain (loss)	8,061,484	551,397
Change in net unrealized appreciation (depreciation)	(12,111,121)	3,797,938
Net increase (decrease) in net assets resulting from operations	(660,610)	7,579,409
Distributions to shareholders from: Net investment income: Class A	(814,037)	(758,000)
Class B	(53,431)	(37,849)
Class C	(107,694)	(52,705)
Class S	(2,689,743)	(2,842,654)
Total distributions	(3,664,905)	(3,691,208)
Fund share transactions: Proceeds from shares sold	52,281,680	13,292,683
Reinvestment of distributions	3,122,264	3,096,146
Cost of shares redeemed	(34,934,550)	(34,280,411)
Redemption fees	2,998	3,619
Net increase (decrease) in net assets from Fund share transactions	20,472,392	(17,887,963)
Increase (decrease) in net assets	16,146,877	(13,999,762)
Net assets at beginning of period	130,348,396	144,348,158
Net assets at end of period (including undistributed net investment income of $7,809,456 and $674,286, respectively)	$ 146,495,273	$ 130,348,396

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended October 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 9.97	$ 9.67	$ 10.01	$ 10.35	$ 10.13
Income (loss) from investment operations: Net investment income[a]	.23	.22	.21	.17	.22
Net realized and unrealized gain (loss)	(.23)	.33	.24	(.05)	.42
Total from investment operations	(.00)*	.55	.45	.12	.64
Less distributions from: Net investment income	(.25)	(.25)	(.79)	(.46)	(.42)
Redemption fees	.00*	.00*	.00*	.00*	—
Net asset value, end of period	$ 9.72	$ 9.97	$ 9.67	$ 10.01	$ 10.35
Total Return (%)[b,c]	(.07)	5.92	4.71	.92	6.71
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	32	29	31	34	39
Ratio of expenses before expense reductions (%)	1.43	1.60	1.66	1.51	1.43
Ratio of expenses after expense reductions (%)	1.27	1.40	1.41	1.33	1.31
Ratio of net investment income (%)	2.27	2.25	2.12	1.68	2.12
Portfolio turnover rate (%)	146	237	183	224	161
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

Class B Years Ended October 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 9.97	$ 9.67	$ 10.01	$ 10.35	$ 10.14
Income (loss) from investment operations: Net investment income[a]	.15	.14	.13	.09	.13
Net realized and unrealized gain (loss)	(.23)	.33	.24	(.06)	.42
Total from investment operations	(.08)	.47	.37	.03	.55
Less distributions from: Net investment income	(.17)	(.17)	(.71)	(.37)	(.34)
Redemption fees	.00*	.00*	.00*	.00*	—
Net asset value, end of period	$ 9.72	$ 9.97	$ 9.67	$ 10.01	$ 10.35
Total Return (%)[b,c]	(.72)	4.96	3.93	.06	5.74
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	2	2	4	5
Ratio of expenses before expense reductions (%)	2.24	2.38	2.88	2.49	2.43
Ratio of expenses after expense reductions (%)	2.02	2.15	2.23	2.18	2.17
Ratio of net investment income (%)	1.52	1.50	1.30	.83	1.26
Portfolio turnover rate (%)	146	237	183	224	161
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

Class C Years Ended October 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 9.97	$ 9.66	$ 10.00	$ 10.35	$ 10.14
Income (loss) from investment operations: Net investment income[a]	.15	.15	.13	.09	.13
Net realized and unrealized gain (loss)	(.23)	.33	.24	(.07)	.42
Total from investment operations	(.08)	.48	.37	.02	.55
Less distributions from: Net investment income	(.17)	(.17)	(.71)	(.37)	(.34)
Redemption fees	.00*	.00*	.00*	.00*	—
Net asset value, end of period	$ 9.72	$ 9.97	$ 9.66	$ 10.00	$ 10.35
Total Return (%)[b,c]	(.82)	5.08	3.94	(.04)	5.76
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	4	3	4	4
Ratio of expenses before expense reductions (%)	2.15	2.35	2.51	2.30	2.24
Ratio of expenses after expense reductions (%)	2.02	2.14	2.22	2.17	2.16
Ratio of net investment income (%)	1.52	1.51	1.31	.84	1.27
Portfolio turnover rate (%)	146	237	183	224	161
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

Class S Years Ended October 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 9.96	$ 9.66	$ 10.00	$ 10.35	$ 10.13
Income (loss) from investment operations: Net investment income[a]	.26	.24	.23	.20	.24
Net realized and unrealized gain (loss)	(.23)	.34	.25	(.06)	.43
Total from investment operations	.03	.58	.48	.14	.67
Less distributions from: Net investment income	(.28)	(.28)	(.82)	(.49)	(.45)
Redemption fees	.00*	.00*	.00*	.00*	—
Net asset value, end of period	$ 9.71	$ 9.96	$ 9.66	$ 10.00	$ 10.35
Total Return (%)[b]	.17	6.09	5.11	1.16	6.86
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	105	95	108	115	128
Ratio of expenses before expense reductions (%)	1.17	1.33	1.41	1.22	1.19
Ratio of expenses after expense reductions (%)	1.02	1.15	1.16	1.08	1.07
Ratio of net investment income (%)	2.52	2.50	2.37	1.93	2.36
Portfolio turnover rate (%)	146	237	183	224	161
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Global Bond Fund (the "Fund") is a non-diversified series of DWS Global/International Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Directors of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

New Accounting Pronouncements. In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of October 31, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the levels of inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

In addition, in March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 ("FAS 161"), "Disclosures about Derivative Instruments and Hedging Activities". FAS 161 requires enhanced disclosure about an entity's derivative and hedging activities including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently reviewing the enhanced disclosure requirements for the adoption of FAS 161.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agents will use their best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. The Fund may also engage in forward currency contracts for non-hedging purposes.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

During the year ended October 31, 2008, the Fund lost through expiration, $481,000 of prior year capital loss carryforward.

The Fund has reviewed the tax positions for the open tax years as of October 31, 2008 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in forward foreign currency exchange contracts, foreign currency denominated investments, certain securities sold at a loss and premium amortization on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2008, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income	$ 9,792,808
Unrealized appreciation (depreciation) on investments	$ (8,545,964)

In addition, the tax character of distributions paid to shareholders by the Fund are summarized as follows:

	Years Ended October 31,
	2008	2007
Distributions from ordinary income	$ 3,664,905	$ 3,691,208

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Purchases and Sales of Securities

During the year ended October 31, 2008, purchases and sales of investment securities (excluding short-term investments and US Treasury obligations) aggregated $176,238,258 and $163,244,658, respectively. Purchases and sales of US Treasury obligations aggregated $42,321,027 and $32,426,900, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund, or delegates such responsibility to the Fund's subadvisor.

Prior to December 1, 2008, pursuant to a written contract with the Advisor, Aberdeen Asset Management Investment Services Limited ("AAMISL") a direct, wholly owned subsidiary of Aberdeen PLC, served as the subadvisor to the Fund. AAMISL was paid for its services by the Advisor from its fee as investment manager to the Fund. The Fund's Board has approved the termination of AAMISL as the Fund's subadvisor. Effective December 1, 2008, the Advisor assumed all day-to-day advisory responsibilities for the Fund that were previously delegated to AAMISL.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets accrued daily and payable monthly, at the following annual rates:

First $2.5 billion of the Fund's average daily net assets	.615%
Next $2.5 billion of such net assets	.595%
Next $2.5 billion of such net assets	.565%
Next $2.5 billion of such net assets	.555%
Next $2.5 billion of such net assets	.545%
Over $12.5 billion of such net assets	.535%

Effective December 1, 2008, under the Investment Management Agreement, the Fund pays a monthly management fee equal to an annual rate of 0.41% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

For the period from November 1, 2007 through February 28, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	1.26%
Class B	2.01%
Class C	2.01%
Class S	1.01%

Accordingly, for the year ended October 31, 2008 the management fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 0.615% of the Fund's average daily net assets.

For the year ended October 31, 2008, the Advisor reimbursed the Fund $9,505 of services to shareholders from sub-recordkeeping for Class S shares.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2008, the Advisor received an Administration Fee of $141,319, of which $12,593 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended October 31, 2008, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at October 31, 2008
Class A	$ 57,515	52,612	$ 4,903
Class B	7,318	6,951	367
Class C	6,704	6,704	—
Class S	135,999	135,999	—
	$ 207,536	$ 202,266	$ 5,270

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc., ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2008, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2008
Class B	$ 23,392	$ 1,755
Class C	46,849	4,106
	$ 70,241	$ 5,861

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2008, the Service Fee was as follows:

Service Fee	Total Aggregated	Waived	Unpaid at October 31, 2008	Annual Effective Rate
Class A	$ 78,710	$ —	$ 5,395.24%
Class B	7,660	—	546.25%
Class C	15,613	1,459	1,625.23%
	$ 101,983	$ 1,459	$ 7,566

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2008, aggregated $5,690.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2008, the CDSC for Class B and Class C shares was $5,469 and $1,983, respectively. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended October 31, 2008, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $25,152, of which $9,716 is unpaid.

Directors' Fees and Expenses. The Fund paid each Director not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson and Vice Chairperson.

In connection with the board consolidation on April 1, 2008, of the two DWS Funds Boards of Directors, certain Independent Board Members retired prior to their normal retirement date, and received a one-time retirement benefit. DIMA has agreed to reimburse the Funds for the cost of this benefit. During the period ended October 31, 2008, the Fund paid its allocated portion of the retirement benefit of $724 to the non-continuing Independent Board members, and the Fund was reimbursed by DIMA for this payment.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions of income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements and may have prices more volatile than those of comparable securities of issuers in the United States of America.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $490 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2008		Year Ended October 31, 2007
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,622,285	$ 16,570,293	566,042	$ 5,505,126
Class B	292,088	3,008,991	42,195	409,967
Class C	524,357	5,377,503	202,745	1,985,076
Class S	2,695,681	27,324,893	555,892	5,392,514
		$ 52,281,680		$ 13,292,683
Shares issued to shareholders in reinvestment of distributions
Class A	66,185	$ 672,292	63,420	$ 614,552
Class B	4,559	46,378	3,319	32,181
Class C	6,512	66,177	4,373	42,382
Class S	230,507	2,337,417	248,662	2,407,031
		$ 3,122,264		$ 3,096,146
Shares redeemed
Class A	(1,315,770)	$ (13,379,269)	(895,943)	$ (8,678,061)
Class B	(192,594)	(1,959,625)	(96,191)	(931,418)
Class C	(292,906)	(2,959,044)	(122,103)	(1,179,598)
Class S	(1,643,905)	(16,636,612)	(2,430,479)	(23,491,334)
		$ (34,934,550)		$ (34,280,411)
Redemption fees		$ 2,998		$ 3,619
Net increase (decrease)
Class A	372,700	$ 3,865,646	(266,481)	$ (2,558,146)
Class B	104,053	1,095,911	(50,677)	(489,179)
Class C	237,963	2,484,734	85,015	847,936
Class S	1,282,283	13,026,101	(1,625,925)	(15,688,574)
		$ 20,472,392		$ (17,887,963)

Report of Independent Registered Public Accounting Firm

To the Board of Directors of DWS Global/International Fund, Inc. and Shareholders of DWS Global Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Global Bond Fund (the "Fund") at October 31, 2008, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts December 19, 2008	PricewaterhouseCoopers LLP

Tax Information

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Investment Management Agreement Approval

The Board of Directors, including the Independent Directors, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") and sub-advisory agreement (the "Sub-Advisory Agreement" and together with the Agreement, the "Agreements") between DIMA and Aberdeen Asset Management Investment Services Limited ("AAMISL") in September 2008. As noted below, in the case of AAMISL, the Board also determined to terminate the Sub-Advisory Agreement as of December 1, 2008.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

• At the present time, all but one of your Fund's Directors are independent of DIMA and its affiliates.

• The Directors meet frequently to discuss fund matters. Each year, the Directors dedicate part or all of several meetings to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Directors regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters. In addition, the Directors were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Directors as a group. The Independent Directors reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreements were approved by the Fund's shareholders at a special meeting held in 2006. DIMA is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DIMA's and AAMISL's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DIMA and AAMISL provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA and AAMISL to attract and retain high-quality personnel, and the organizational depth and stability of DIMA and AAMISL. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put a process into place of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer group compiled by Lipper), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for each of the one-, three- and five-year periods ended December 31, 2007, the Fund's performance (Class A shares) was in the 3rd quartile of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one- and five-year periods ended December 31, 2007, and has outperformed its benchmark in the three-year period ended December 31, 2007. The Board recognized that DIMA has made significant changes in the Fund's management structure, including the termination of AAMISL as the Fund's sub-advisor and the introduction of a new portfolio management team effective December 1, 2008.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DIMA historically has been and continues to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, sub-advisory fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DIMA under the Fund's administrative services agreement, were equal to the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2007). With respect to the sub-advisory fee paid to AAMISL, the Board noted that the fee is paid by DIMA out of its fee and not directly by the Fund. The Board noted that the Fund's Class A shares' total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2007, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed each other share class's total (net) operating expenses relative to the Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DIMA and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA and AAMISL.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of the DWS Investments organization with respect to all fund services in totality and by fund. The Board reviewed DIMA's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS Investments fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DWS Investments products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's chief compliance officer; (ii) the large number of compliance personnel who report to DIMA's chief compliance officer; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Directors) determined that the continuation of the Agreements is in the best interests of the Fund and its shareholders. In making this determination the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Directors and their counsel present. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 24, 2008

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2008, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 129 Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Directors and Officers

The following table presents certain information regarding the Board Members and Officers of the Corporation as of October 31, 2008. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairperson since 2004[2] Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		134
Paul K. Freeman (1950) Vice Chairperson since 2008 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	134
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	134
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[3] (medical technology company); Belo Corporation[3] (media company); Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	134
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	134
Kenneth C. Froewiss (1945) Board Member since 2001	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	134
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	134
William McClayton (1944) Board Member since 2004	Managing Director, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	134
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[3] (January 2007-June 2007)	134
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989-September 2003)	134
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	134
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	137
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[4] (1958) Board Member since 2006	Managing Director[5], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Investments; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	134
Officers[6]
Name, Year of Birth, Position with the Fund and Length of Time Served[7]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[8] (1965) President, 2006-present	Managing Director[5], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[9] (1962) Vice President and Secretary, 1999-present	Director[5], Deutsche Asset Management
Paul H. Schubert[8] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[5], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[10] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger[10] (1962) Assistant Secretary 2005-present	Director[5], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[9] (1962) Assistant Secretary, 1997-present	Managing Director[5], Deutsche Asset Management
Paul Antosca[9] (1957) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[9] (1967) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Kathleen Sullivan D'Eramo[9] (1957) Assistant Treasurer, 2003-present	Director[5], Deutsche Asset Management
Diane Kenneally[9] (1966) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management
Jason Vazquez[10] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[10] (1962) Chief Compliance Officer, 2006-present	Managing Director[5], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson[10] (1951) Chief Legal Officer, 2006-present	Director[5], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
2 Represents the year Ms. Driscoll was first appointed Chairperson of certain DWS funds.
3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
4 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer receives no compensation from the fund.
5 Executive title, not a board directorship.
6 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
7 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
8 Address: 345 Park Avenue, New York, New York 10154.
9 Address: One Beacon Street, Boston, MA 02108.
10 Address: 280 Park Avenue, New York, New York 10017.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B and C:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S
Nasdaq Symbol	SZGAX	SZGBX	SZGCX	SSTGX
CUSIP Number	233379 866	233379 858	233379 841	233379 825
Fund Number	461	661	761	2061

Notes

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period, October 31, 2008, DWS Global Bond Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” (as such term has been defined by the Regulations) serving on the Funds’ audit committee including Mr. William McClayton, the chair of the Funds’ audit committee. The SEC has stated that an audit committee financial expert is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS GLOBAL BOND FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2008	$80,104	$0	$0	$0
2007	$75,100	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2008	$0	$19,000	$0
2007	$58,500	$25,000	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures related to fund mergers and the above “Tax Fees” were billed in connection with tax consultation and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2008	$0	$19,000	$600,000	$619,000
2007	$0	$25,000	$0	$25,000

All other engagement fees were billed for services provided by PWC for services related to consulting on an IT project.

***

PwC advised the Fund's Audit Committee that PwC has identified two matters that it determined to be inconsistent with the SEC's auditor independence rules. In the first instance, an employee of PwC had power of attorney over an account which included DWS funds. The employee did not perform any audit services for the DWS Funds, but did work on a non audit project for Deutsche Bank AG. In the second instance, an employee of PwC served as a nominee shareholder (effectively equivalent to a Trustee) of various companies/trusts since 2001. Some of these companies held shares of Aberdeen, a sub advisor to certain DWS Funds, and of certain funds sponsored by subsidiaries of Deutsche Bank AG. The trustee relationship has ceased. PwC informed the Audit Committee that these matters could have constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. PwC advised the Audit Committee that PwC believes its independence had not been impacted as it related to the audits of the Fund. In reaching this conclusion, PwC noted that during the time of its audit, the engagement team was not aware of the investment and that PwC does not believe these situations affected PwC's ability to act objectively and impartially and to issue a report on financial statements as the funds' independent auditor.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)         There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Central Europe & Russia Fund, Inc.

DWS Core Fixed Income Fund, a series of DWS Advisor Funds

DWS High Income Plus Fund, a series of DWS Advisor Funds

DWS International Select Equity Fund, a series of DWS Advisor Funds

DWS Short Duration Fund, a series of DWS Advisor Funds

DWS Short-Term Municipal Bond Fund, a series of DWS Advisor Funds

DWS Balanced Fund

DWS Blue Chip Fund

DWS Global High Income Fund, Inc.

DWS Emerging Markets Fixed Income Fund, a series of DWS Global/International Fund, Inc.

DWS Global Bond Fund, a series of DWS Global/International Fund, Inc.

DWS Global Opportunities Fund, a series of DWS Global/International Fund, Inc.

DWS Emerging Markets Equity Fund, a series of DWS International Fund, Inc.

DWS Europe Equity Fund, a series of DWS International Fund, Inc.

DWS Latin America Equity Fund, a series of DWS International Fund, Inc.

DWS Gold & Precious Metals Fund, a series of DWS Mutual Funds, Inc.

DWS Strategic Government Securities Fund

DWS Strategic Income Fund

DWS Technology Fund

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	December 29, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	December 29, 2008

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	December 29, 2008